EXHIBIT 10.2

XCHG LIMITED

2026 SHARE INCENTIVE PLAN

Adopted by the Board of Directors: March 9, 2026

1 Purpose of the Plan

The purpose of this Plan is to attract and retain the services of Participants considered essential to the success of the Group (as defined below) by providing additional incentives to promote the success of the Group as a whole.

2 Definitions and Interpretation

2.1 Definitions. In this Plan, unless the context otherwise requires, the following expressions shall have the following meanings:

“Administrator”	means the Board or such person appointed by the Board as shall be administering the Plan in accordance with Section 4 hereof.
“ADSs”	means American Depositary Shares, representing Shares on deposit with a U.S. banking institution selected by the Company and which are registered pursuant to a Form F-6.
“Applicable Laws”

means (i) the laws of Cayman Islands as they relate to the Company and its Shares; (ii) the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein; and (iii) the rules of any applicable securities exchange, national market system or automated quotation system on which the Shares are listed, quoted or traded.

“Award”	means an award of RSUs granted under the Plan.
“Award Agreement”	means any writing agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.
“Board”	means the Board of Directors of the Company.
“Cause”

means, with respect to a Participant:
(i) any material breach of any employee handbook, internal policies, guidelines of the relevant Group Member;
(ii) any material breach of any reasonable directions or instructions of the management department or the terms of employment or service contract with the relevant Group Member;
(iii) malpractice in the performance of duties;
(iv) any breach of commitment in relation to confidentiality or non-competition;
(v) being convicted of any intentional crime; or
(vi) any other wilful misconduct or gross negligence resulting in material injury to or material adverse impact on a Group Member.

“Change in Control”

means any of the following transactions:
(i) an amalgamation, arrangement, merger, consolidation or scheme of arrangement in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or which following such transaction the holders of the Company’s voting securities immediately prior to such transaction own more than fifty percent (50%) of the voting securities of the surviving entity;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than to a Group Member);
(iii) the completion of a voluntary or insolvent liquidation or dissolution of the Company;
(iv) any takeover, reverse takeover, scheme of arrangement, or series of related transactions culminating in a takeover, reverse takeover or scheme of arrangement (including, but not limited to, a tender offer followed by a takeover or reverse takeover) in which the Company survives but (aa) the securities of the Company outstanding immediately prior to such transaction are converted or exchanged by virtue of the transaction into other property, whether in the form of securities, cash or otherwise, or (bb) the securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction culminating in such takeover, reverse takeover or scheme of arrangement, or (cc) the Company issues new voting securities in connection with any such transaction such that holders of the Company’s voting securities immediately prior to the transaction no longer hold more than fifty percent (50%) of the voting securities of the Company after the transaction; or

(v) the acquisition in a single or series of related transactions by any person or related group of persons (other than employees of any Group Member or entities established for the benefit of the employees of any Group Member) of (aa) control of the Board or the ability to appoint a majority of the member of the Board, or (bb) beneficial ownership (within the meaning of Rule 13d-3 under the U.S. Securities Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities.

“Code”	means the United States Internal Revenue Code of 1986, as amended from time to time.
“Company”	XCHG LIMITED, a Cayman Islands company, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.
“Director”	means a member of the Board.
“Disability”	means a disability, whether temporary or permanent, partial or total, as determined by the Administrator.
“Fair Market Value”

means, as of any date, the value of Shares determined as follows:
(i) if the Shares are listed on one or more established stock exchanges, national market systems or traded on automated quotation systems, then, as the Administrator deems appropriate in its sole and absolute discretion, the Fair Market Value shall be the closing sales price for such Shares as quoted on any such exchange or system on which the Shares are listed on the date of determination, or, if the date of determination is not a trading date, the closing sales price as quoted on such exchange or system on the trading date immediately preceding the date of determination; or

(ii) if (i) is not applicable, the Fair Market Value thereof shall be determined in good faith by the Administrator.

“Group”	means the Company, its Parents, Subsidiaries and Related Entities; a “Group Member” means any of them.
“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China.
“IPO”

means the initial public offering and the listing of Shares on one established stock exchange; “Listing Date” means the date on which the listing of Shares first commences on such established stock exchange.

“Parent”

means any person Controlling the Company. “Control” means, with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person whether through the ownership of the voting securities of such person or by contract or otherwise.

“Participant”

includes any of the following who accepts the grant of an Award in accordance with the terms of the Plan:
(i) full-time employees of a Group Member who are senior management or key employees as determined by the Administrator; and
(ii) Directors and any person (other than an employee or a Director) who is engaged by a Group Member to render consulting or advisory services to a Group Member, such as consultants.

“Plan”	means this 2026 Share Incentive Plan, as amended from time to time.
“Prior Plan”	means the Company’s 2023 Share Incentive Plan II.
“Related Entity”

means any person in or of which the Company or a Subsidiary holds a substantial economic interest, or possesses the power to direct or cause the direction of the management policies, directly or indirectly, through the ownership of voting securities, by contract, or other arrangements as trustee, executor or otherwise, but which, for purposes of the Plan, is not a Subsidiary and which the Administrator designates as a Related Entity. For purposes of the Plan, any person in or of which the Company or a Subsidiary owns, directly or indirectly, securities or interests representing twenty percent (20%) or more of its total combined voting power of all classes of securities or interests shall be deemed a “Related Entity” unless the Administrator determines otherwise.

“RSU”

means a restricted share unit conferring the Participant a conditional right upon vesting of the Award to obtain either one Share or the equivalent value of one Share in cash as determined by the Administrator in accordance with the Plan.

“Share”

means an ordinary share of the Company, par value of US$0.00001 per share, or such number of ADSs with equivalent value to an ordinary share, in each case, as adjusted in accordance with Section 8 hereof.

“Subsidiary”

means any person Controlled by the Company. For purposes of the Plan, any “variable interest entity” that is consolidated into the consolidated financial statements of the Company under applicable accounting principles or standards as may apply to the consolidated financial statements of the Company shall be deemed a Subsidiary.

“U.S. Person”	means a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Securities Exchange Act”	means the United States Securities Exchange Act of 1934 and the regulations thereunder, as amended from time to time.

2.2 Interpretation. In this Plan, unless the context otherwise requires:

(a) the headings and index are for reference only and shall not affect the interpretation of any provisions of this Plan;

(b) any reference to a person includes any natural person, firm, company, corporation, body corporate, partnership, association, government, state or agency of a state, local, municipal or provincial authority or government body, joint venture, trust, individual proprietorship, business trust or other enterprise, entity or organization (whether or not having separate legal personality);

(c) any reference to a statutory body includes the organization or body established to replace such statutory body or for performing the functions of such statutory body;

(d) any reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be amended, consolidated, modified or re-enacted;

(e) expressions in the singular include the plural and vice versa; and expressions in any gender include other genders.

3 Shares Subject to the Plan

3.1 Subject to the provisions of Section 8 and Section 3.2 below, the maximum aggregate number of Shares which may be subject to Awards under the Plan shall not exceed 1,492,028,626 Shares (as appropriately adjusted for subsequent stock splits, stock dividends and the like).

3.2 If an Award (or an award under the Prior Plan) terminates, expires or lapses or is cancelled or forfeited for any reason, any Shares subject to the Award (or Shares subject to an award under the Prior Plan) shall again be available for the grant of an Award pursuant to the Plan (unless the Plan has terminated). If any Award, including any award granted under the Prior Plan, (in whole or in part) is settled in cash or other property in lieu of Shares, then the number of Shares subject to such Award (or such portion of an Award), including any award granted under the Prior Plan, shall again be available for grant pursuant to the Plan. However, Shares that have actually been transferred to the Participant shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that (a) if any Shares are forfeited or the Company repurchases Shares underlying any Award, including any award granted under the Prior Plan, pursuant to the terms of the Plan or the Award Agreement; or (b) if any Shares are retained by the Company upon vesting of an Award, including any award granted under the Prior Plan, to satisfy withholding taxes due with respect to the vesting, under which such Shares shall become available for future grant under the Plan (to the extent permitted under Applicable Laws).

3.3 The Administrator may determine that certain Awards will be satisfied by the transfer or issuance of ADSs in lieu of ordinary shares of the Company, and references in this Plan to Shares shall be construed accordingly. In such case, any fractional ADSs transferred or issued in lieu of ordinary shares of the Company shall be rounded downward to the nearest whole ADS. For purposes of the Plan, to the extent the Administrator determines to make or satisfy an Award in ADSs in lieu of ordinary shares of the Company, then references to Shares shall be read as including such ADSs.

4 Administration

4.1 Administrator. The Plan shall be administered by the Board or a person appointed by the Board.

4.2 Powers of the Administrator. The Administrator shall conduct the general administration of the Plan. Subject to the provisions of the Plan, the Administrator shall have the power and authority, in its sole and absolute discretion:

(a) to select the Participants to whom an Award may from time to time be granted hereunder;

(b) to determine the number of Shares to be covered by each such Award granted hereunder;

(c) to determine the terms and conditions of each Award granted hereunder, including but not limited to, the time when the Award may be vested (which may be based on performance criteria), any vesting acceleration or waiver of conditions or restrictions, and any restriction or limitation regarding any Award or the Shares subject to the Award, based in each case on such factors as the Administrator, in its sole and absolute discretion, shall determine; any such terms and conditions need not to be identical for each Participant;

(d) to make appropriate and equitable adjustments to the terms of an Award granted hereunder as it deems necessary;

(e) to determine the Fair Market Value;

(f) to prescribe the forms of Award Agreement for use under the Plan, which need not be identical for each Participant and to amend any Award Agreement;

(g) to prescribe, amend, and rescind rules and regulations relating to the Plan and the administration of the Plan and all Award Agreements;

(h) to allow the Participants to satisfy tax obligations by having the Company withhold from Awards that number of Shares having a Fair Market Value equal to the amount required to be withheld as set forth in Section 5.3;

(i) to construe, interpret, reconcile any inconsistency in, correct any defect in or supply any omission in the terms of the Plan, the Award Agreement and Awards granted pursuant to the Plan;

(j) to establish sub-plans and/or separate programs under the Plan as it deems necessary;

(k) to designate whether such Awards will be satisfied by Shares or ADSs, in each case, subject to the conditions and limitations in the Plan; and

(l) to make any other decisions and determinations and take any other actions that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

4.3 Delegation. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 4. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegate.

4.4 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive for all purposes and upon all Participants.

4.5 Trust. The Board may at any time determine to establish trust(s) to facilitate the administration of the Plan. The Shares under the Plan may be issued to and held by the trustee; the powers and obligations of the trustee will be limited as set forth in the trust deed and the trustee shall hold the Shares and exercise all powers and rights attached to the Shares (including the voting rights thereof) in accordance with the terms of the trust deed.

5 Terms of Awards

5.1 Grant of Awards

(a) Subject to the provisions of the Plan, the Administrator may, from time to time, in its sole and absolute discretion select the Participants to be granted Awards, and the terms and conditions imposed on the Awards granted.

(b) After the Administrator has selected the Participants, it will grant to each of the selected Participants an offer of grant of Awards by way of an Award Agreement (including other documents that the Administrator deems necessary) for acceptance. To the extent that the offer or any term or condition set forth in the Award Agreement is not accepted by any selected Participant within the time period or in a manner prescribed in the Award Agreement, it shall be deemed that such offer has irrevocably lapsed and terminated and that the Awards that would have been granted have immediately lapsed.

(c) All Awards under the Plan shall be evidenced by an Award Agreement setting forth the number of Shares subject to the Award and the terms and conditions of the Award (including but not limited to the lock-up arrangements for Shares acquired pursuant to the Award), which shall not be inconsistent with the Plan.

(d) The Administrator will keep a proper register of the Awards, the Shares underlying each Award, and terms and conditions of the Awards.

5.2 Vesting of Awards

(a) Upon fulfillment or waiver (by the Administrator in its sole and absolute discretion) of the vesting period and vesting conditions (if any) applicable to an Award, a vesting notice will be sent to the Participant by the Administrator, confirming (i) the extent to which the vesting period and vesting conditions have been fulfilled or waived; (ii) the number of Shares subject to the vested Awards; and (iii) where the Participant will receive Shares, the lock-up arrangements for such Shares (if applicable).

(b) The Participant may be required to execute certain documents set forth in the vesting notice that the Administrator deems necessary (which may include a certification that he has complied with all the terms and conditions set forth in the Plan and the Award Agreement). In the event that the Participant fails to execute the required documents within 30 days after receiving the vesting notice, the vested Awards will lapse unless otherwise determined by the Administrator.

(c) Subject to the execution of documents by the Participant as set forth above and the compliance requirements under Section 9, the Awards which have vested shall be satisfied in the Administrator’s sole and absolute discretion within a reasonable period from the vesting date of such Awards, either by:

(i) transferring or procuring the transfer of the Shares underlying the Awards to the Participant or the Participant’s wholly owned entity or the trust established for the benefit of the Participant; or

(ii) paying or procuring the payment to the Participant in cash an amount equal to the value of the Shares underlying the Awards by making on-market sales of such Shares on the vesting date of such Awards or such other date as the Administrator deems appropriate.

5.3 Tax. No Shares shall be delivered, and no payment to any Participant shall be made under the Plan until such Participant has made arrangements acceptable to the Administrator for the satisfaction of any income, employment, social welfare or other tax withholding obligations or any levies, stamp duties, charges or taxes required or permitted to be withheld or otherwise payable under Applicable Laws and any other costs and expenses in connection with the grant, vesting of Awards, the issuance and delivery of the Shares and/or the payment (“Tax Liabilities”). The Company or the relevant Group Member shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or the relevant Group Member, an amount sufficient to satisfy the Tax Liabilities. The Administrator may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date such Shares are vested, withheld or repurchased, or such other date as the Administrator deems appropriate or as required under Applicable Laws, equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such taxable income. All elections by the Participants to have Shares withheld for this purpose (as approved by the Administrator) shall be made in such form and under such conditions as the Administrator deems necessary or advisable.

5.4 Termination for Cause. Subject to Applicable Laws, if a Participant’s employment or office with the Company or the relevant Group Member terminates for Cause, (a) all unvested Awards shall be cancelled as of the date of such termination as determined by the Administrator in its sole and absolute discretion; (b) all Shares acquired pursuant to an Award by such Participant shall be subject to a right of repurchase by the Company at any time and from time to time at the lesser of (i) the original consideration paid for the Shares, or in the event no payment was made, then the Shares will be forfeited and cancelled without payment, (ii) the value of such Shares calculated by the Administrator based on the net asset value of the Company as of the date of such termination, and (iii) the Fair Market Value of such Shares as of the date of such termination; (c) all vested but not satisfied Awards shall be subject to a right of repurchase by the Company at any time and from time to time at the lesser of (i) the original consideration paid for the grant of the Awards, or in the event no payment was made, then the Award will be cancelled without payment, (ii) the value of the Shares underlying the Awards calculated by the Administrator based on the net asset value of the Company as of the date of such termination, and (iii) the Fair Market Value of the Shares underlying the Awards as of the date of such termination and (d) all cash, proceeds, gains or other economic benefit actually or constructively received by such Participant upon the vesting of any Awards or upon the receipt or resale of Shares acquired pursuant to an Award shall be repaid to the Company. Any Shares covered by cancelled Awards, and any Shares repurchased or forfeited (as the case may be) pursuant to this Section 5.4, shall revert to the Plan and again be available for grant or award under the Plan.

5.5 Termination other than for Cause. If a Participant’s employment or office with the Company or the relevant Group Member terminates for any reason other than for Cause (including by reason of resignation, retirement, death, disability or non-renewal of the employment or service contract upon its expiration for any reason other than for Cause), the Administrator shall determine in its sole and absolute discretion and then notify the Participant whether any unvested Awards granted to such Participant could vest and the period within which such Awards shall vest. If the Administrator determines that such Awards shall not vest, such unvested Awards shall be cancelled as of the date of such termination. All Shares acquired pursuant to an Award by such Participant and all vested but not satisfied Awards shall be subject to a right of repurchase by the Company for six (6) months since the date of such termination (a) at the lesser of (i) the original consideration paid for the Shares or the grant of the Awards, or in the event no payment was made, then the Shares/Awards will be forfeited and cancelled without payment and (ii) the value of the Shares underlying the Awards calculated by the Administrator based on the net asset value of the Company as of the date of such termination, if the termination happens prior to the Listing Date or a Change in Control in which the entity holding the securities possessing more than fifty percent (50%) of the total combined voting power of the Company has shares that are publicly traded on one established stock exchange (whichever shall first occur); or (b) at the Fair Market Value of the Shares underlying the Awards as of the date of such termination, if the termination happens after the Listing Date or a Change in Control in which the entity possessing more than fifty percent (50%) of the total combined voting power of the Company has shares that are publicly traded on one established stock exchange (whichever shall first occur). Any Shares covered by cancelled Awards, and any Shares repurchased or forfeited (as the case may be) pursuant to this Section 5.5, shall revert to the Plan and again be available for grant or award under the Plan.

5.6 Decision on the Termination. The Administrator shall have the right to determine what constitutes Cause, whether the Participant’s employment or office has been terminated for Cause and the effective date of such termination for the purpose of this Plan, and such determination by the Administrator shall be final, binding and conclusive.

6 Non-Transferability

Unless otherwise determined by the Administrator and so provided in the applicable Award Agreement, no Awards and any interest therein may be sold, pledged, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution, or pursuant to domestic relations order, and shall not be subject to execution, attachment or similar process. In the event that the Administrator in its sole and absolute discretion makes an Award transferable, the transferability shall be subject to all requirements under the Applicable Laws.

7 Right as a Shareholder

The Participant shall not have any rights as a shareholder (including but not limited to the right to vote or receive dividends) with respect to Shares underlying the Awards until the Participant actually acquire such Shares. The Administrator shall have the sole and absolute discretion to determine whether or not a Participant shall have any rights to any cash or non-cash income, dividends or distributions and/or the sale proceeds of non-cash and non-script distribution from Shares underlying the Awards prior to the vesting.

8 Adjustments Upon Changes in Capital Structure

8.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation of an Award, as well as the price per Share covered by each outstanding Award, shall be proportionately and equitably adjusted for any increase, decrease or change in the number of issued Shares resulting from a subdivision or consolidation, stock dividend, amalgamation, spin-off, arrangement, combination or reclassification of Shares or for any increase, decrease or change in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. The adjustment contemplated under this Section 8.1 shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, or price of Shares subject to an Award.

8.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the commencement of such proposed dissolution or liquidation. The Administrator may in its sole and absolute discretion determine whether the remaining unvested Awards could vest and the period within which such Awards shall vest. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent the Award has not been vested prior to the commencement of such proposed dissolution or liquidation, the Award will terminate immediately prior to the commencement of such proposed dissolution or liquidation.

8.3 Change in Control. In the event of a Change in Control, except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, the Administrator may in its sole and absolute discretion determine:

(a) whether the remaining unvested Awards could vest and the period within which such Awards shall vest;

(b) purchase of any Award for an amount of cash equal to the amount that could have been attained upon the vesting of such Award or realization of the Participant’s rights had such Award been currently fully vested (and, for the avoidance of doubt, if as of such date the Administrator determines in good faith that no amount would have been attained upon the vesting of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); or

(c) the assumption, conversion or replace of any Award with other rights or property selected by the Administrator in its sole and absolute discretion or the assumption of or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices and in such terms and conditions as the Administrator deems reasonable, equitable and appropriate.

8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of any class, the payment of any dividend, any increase or decrease in the number of shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award.

9 Compliance

9.1 Legal Compliance. Notwithstanding any other provisions of the Plan,

(a) a Participant’s participation in the Plan, the grant and vesting of Awards, the transfer of Shares and the payment to a Participant shall be subject to all Applicable Laws, and any other applicable laws, regulations, rules and requirements, and a Participant shall be responsible for obtaining any governmental or other official consent or approval and going through any other governmental or official procedures that may be required by any country or jurisdiction in these regards (including but not limited to the relevant registration or other requirements by State Administration of Foreign Exchange of the People’s Republic of China). The Company or the relevant Group Member may coordinate or assist the Participant in complying with such applicable requirements and in taking any other actions as may be required by any applicable laws, regulations and rules. However, neither the Company nor the relevant Group Member shall be held liable for any failure by a Participant to obtain any such consent or approval or be responsible for any tax or other liabilities to which a Participant may become subject as a result of participation in the Plan, the grant and vesting of Awards or the distribution to the Participant; and

(b) the Company shall not be required to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Awards, and nor shall it have any liability for failure to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of Shares and/or the payment of cash comply with all Applicable Laws, and any other laws, regulations, rules and requirements applicable to Shares. The Administrator may place legends on any share certificate to make appropriate reference to the restrictions applicable to the Shares as may be required by any such laws, regulations, rules or requirements or as deemed necessary or advisable by the Administrator. In addition to the terms and conditions provided herein, the Board may request that a Participant provide reasonable assurances, covenants, agreements, and representations as the Board deems necessary or advisable to comply with any such laws, regulations, rules or requirements.

9.2 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Administrator may use reasonable efforts to implement this Section 9.2, but in no event shall the Company or the Administrator be liable to any Participant with respect to this Section 9.2.

10 Duration, Amendment and Termination of the Plan

10.1 Effective Date. The Plan shall become effective as of March 9, 2026 (“Effective Date”), provided that the Plan has been approved by the Board.

10.2 Duration. The Plan shall remain in effect for a term of ten (10) years from the Effective Date unless sooner terminated under Section 10.3.

10.3 Amendment and Termination. The Board may at any time terminate, amend or modify the Plan; provided, however, that, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Except as provided in the Plan or any Award Agreement, no amendment, modification, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted.

10.4 Effect of Termination. No further Awards shall be granted after the Plan is terminated but in all other respects the provisions of the Plan shall remain in full force and effect. All Awards granted prior to such termination and not vested on the date of termination shall remain valid, unless mutually agreed otherwise between the relevant Participant and the Company.

11 Miscellaneous Provisions

11.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Participants or any other persons uniformly. The Plan shall not confer on any person any legal or equitable right (other than those rights constituting the Awards themselves) against the Administrator or the Company directly or indirectly or give rise to any clause of action at law or in equity against the Administrator or the Company.

11.2 No Retention Rights. This Plan shall not form part of any contract of employment or service between the Company or the relevant Group Member and any Participant, and the rights and obligations of any Participant under the terms of their office, employment or service contract shall not be affected by the participation in the Plan. Neither the Plan nor any Award shall confer upon any Participant any right to continue their relationship with the Company or the relevant Group Member, nor shall it in any way interfere with or limit the right of the Participant or the Company or the relevant Group Member to terminate such relationship at any time for any reason.

11.3 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or the Group Member except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.4 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or the Group Member. Nothing in the Plan shall be construed to limit the right of the Company or a Group Member: (a) to establish any other forms of incentives or compensation for Participants, or (b) to grant or assume options or other rights or awards other than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

11.5 Indemnification. To the extent allowable pursuant to Applicable Laws, the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on their own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Memorandum of Association and Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.6 Expenses. The expenses of administrating the Plan shall be borne by the Company or the relevant Group Member.

11.7 Governing Law. The Plan shall be governed by and construed in accordance with the Laws of Hong Kong without regard to conflicts of laws thereof.

EXHIBIT A

FORM OF RSU AWARD AGREEMENT -- FOUR-YEAR VESTING

XCHG LIMITED

2026 SHARE INCENTIVE PLAN

Award Agreement

This Award Agreement is made and entered into as of the Date of Grant set forth below by and between XCHG LIMITED (the “Company”) and the selected Participant named below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2026 Share Incentive Plan (the “Plan”), as amended from time to time.

Grant Number: ________________________________________

Date of Grant: ________________________________________

Participant: ________________________________________

Address: ________________________________________

Total Number of RSUs: ________________________________________

1.
Grant of Award. The Company hereby grants to the Participant that number of RSUs set forth above (the “Award”). The grant of the Award and the obligations of the Company and the Participant under this Award Agreement shall be subject to the due execution of this Award Agreement. Each RSU subject to the Award confers the Participant a conditional right upon vesting of the Award to obtain either one Share or the equivalent value of one Share in cash as determined by the Administrator in accordance with the Plan, subject to the terms and conditions of the Plan and this Award Agreement. For clarity, as used in this Agreement, the term “Share” means an ordinary share in the capital of the Company, or the equivalent number of ADSs equal to an ordinary share, as determined by the Administrator. For purposes of the Plan and this Award Agreement, to the extent the Administrator determines to satisfy this Award in ADSs in lieu of Shares, then references to Shares shall be read as including such ADSs.
2.
Vesting Schedule. Subject to the provisions of the Plan and this Award Agreement, the Award shall vest in equal installments over a period of four (4) years from the Date of Grant, provided that the Participant’s employment with the Company or the relevant Group Member continues at each vesting date. Specifically, twenty-five percent (25%) of the Award shall vest on the first (1st) anniversary of the Date of Grant, with an additional twenty-five percent (25%) vesting on each subsequent anniversary, such that the Award shall be fully vested on the fourth (4th) anniversary of the Date of Grant. Notwithstanding the foregoing, the Administrator may in its sole and absolute discretion determine the acceleration or waiver of any vesting period or vesting conditions.
3.
Termination.
3.1.
Termination for Cause. Subject to Applicable Laws, if the Participant’s employment with the Company or the relevant Group Member terminates for Cause, (a) all unvested Awards and vested Awards that are not yet settled shall be cancelled as of the date of such termination as determined by the Administrator in its sole and absolute discretion; (b) all Shares acquired pursuant to the Award by the Participant shall be subject to a right of repurchase by the Company at any time and from time to time for the original consideration paid for the Shares, or in the event no payment was made, then the Shares will be forfeited and cancelled without payment; and (c) all cash, proceeds, gains or other economic benefit actually or constructively received by the Participant upon the vesting of the Award or upon the receipt or resale of Shares acquired pursuant to the Award shall be repaid to the Company.

3.2.
Termination other than for Cause. If the Participant’s employment with the Company or the relevant Group Member terminates for any reason other than for Cause (including by reason of resignation, retirement, death, disability or non-renewal of the employment or service contract upon its expiration for any reason other than for Cause), the Administrator shall determine in its sole and absolute discretion and then notify the Participant whether the unvested Award granted to the Participant could vest and the period within which such Awards shall vest. If the Administrator determines that such Awards shall not vest, such unvested Awards shall be cancelled as of the date of such termination.
3.3.
Decision on the Termination. The Administrator shall have the right to determine what constitutes Cause, whether the Participant’s employment has been terminated for Cause and the effective date of such termination for the purpose of the Plan, and such determination by the Administrator shall be final, binding and conclusive.
4.
Vesting Procedures.
4.1.
Upon fulfillment or waiver (by the Administrator in its sole and absolute discretion) of the vesting period and vesting conditions (if any) applicable to the Award, a vesting notice will be sent to the Participant by the Administrator, confirming (i) the extent to which the vesting period and vesting conditions have been fulfilled or waived; (ii) the number of Shares subject to the vested Award; and (iii) whether the Participant will receive Shares.
4.2.
The Participant may be required to execute certain documents set forth in the vesting notice that the Administrator deems necessary (which may include a certification that he or she has complied with all the terms and conditions set forth in the Plan and this Award Agreement). In the event that the Participant fails to execute the required documents within thirty (30) days after receiving the vesting notice, the vested Award will lapse unless otherwise determined by the Administrator.
4.3.
Subject to the execution of documents by the Participant as set forth above and the compliance requirements set forth in Section 9 of the Plan and Section 8 of this Award Agreement, the Award which have vested shall be satisfied in the Administrator’s sole and absolute discretion within a reasonable period from the vesting date of such Award, either by:
(a)
transferring or procuring the transfer of the Shares underlying the Award to the Participant or Participant’s wholly owned entity or the trust established for the benefit of the Participant; or
(b)
paying or procuring the payment to the Participant in cash an amount equal to the value of the Shares underlying the Award by making on-market sales of such Shares on the vesting date of such Award or such other date as the Administrator deems appropriate.
5.
Tax. No Shares shall be delivered, and no payment to the Participant shall be made under the Plan until the Participant has made arrangements acceptable to the Administrator for the satisfaction of any income, employment, social welfare or other tax withholding obligations or any levies, stamp duties, charges or taxes required or permitted to be withheld or otherwise payable under Applicable Laws and any other costs and expenses in connection with the grant, vesting of Award, the issuance and delivery of the Shares and/or the payment (“Tax Liabilities”). The Company or the relevant Group Member shall have the authority and the right to deduct or withhold, or require the Participant to remit to the Company or the relevant Group Member, an amount sufficient to satisfy the Tax Liabilities. The Administrator may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow the Participant to elect to have the Company withhold Shares otherwise issuable under the Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date such Shares are vested, withheld or repurchased, or such other date as the Administrator deems appropriate or as required under Applicable Laws, equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such taxable income. All elections by the Participant to have Shares withheld for this purpose (as approved by the Administrator) shall be made in such form and under such conditions as the Administrator deems necessary or advisable.
6.
Non-Transferability. Unless otherwise determined by the Administrator and so provided in this Award Agreement, the Award and any interest therein may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution, or pursuant to domestic relations order, and shall not be subject to execution, attachment or similar process. In the event that the Administrator in its sole and absolute discretion makes the Award transferable, the transferability shall be subject to all requirements under the Applicable Laws.
7.
Right as a Shareholder. The Participant shall not have any rights as a shareholder (including but not limited to the right to vote or receive dividends) with respect to Shares underlying the Award until the Participant actually acquire such Shares. The Administrator shall have the sole and absolute discretion to determine whether or not the Participant shall have any rights to any cash or non-cash income, dividends or distributions and/or the sale proceeds of non-cash and non-script distribution from Shares underlying the Award prior to the vesting.
8.
Compliance.
8.1.
Legal Compliance. Notwithstanding any other provisions of the Plan,
(a)
the Participant’s participation in the Plan, the grant and vesting of the Award, the transfer of Shares and the payment to the Participant shall be subject to all Applicable Laws, and any other applicable laws, regulations, rules and requirements, and the Participant shall be responsible for obtaining any governmental or other official consent or approval and going through any other governmental or official procedures that may be required by any country or jurisdiction in these regards (including but not limited to the relevant registration or other requirements by State Administration of Foreign Exchange of the People’s Republic of China). The Company or the relevant Group Member may coordinate or assist the Participant in complying with such applicable requirements and in taking any other actions as may be required by any applicable laws, regulations and rules. However, neither the Company nor the relevant Group Member shall be held liable for any failure by the Participant to obtain any such consent or approval or be responsible for any tax or other liabilities to which the Participant may become subject as a result of participation in the Plan, the grant and vesting of Award or the distribution to the Participant; and
(b)
the Company shall not be required to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Award, and nor shall it have any liability for failure to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of Shares and/or the payment of cash comply with all Applicable Laws, and any other laws, regulations, rules and requirements applicable to Shares. The Administrator may place legends on any share certificate to make appropriate reference to the restrictions applicable to the Shares as may be required by any such laws, regulations, rules or requirements or as deemed necessary or advisable by the Administrator. In addition to the terms and conditions provided herein, the Board may request that the Participant provide reasonable assurances, covenants, agreements, and representations as the Board deems necessary or advisable to comply with any such laws, regulations, rules or requirements.
8.2.
Section 409A. To the extent applicable, this Award Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date of the Plan. Notwithstanding any provision of the Plan or this Award Agreement to the contrary, in the event that the Administrator determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and this Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Administrator may use reasonable efforts to implement this Section 8.2, but in no event shall the Company or the Administrator be liable to the Participant with respect to this Section 8.2.

9.
Escrow. As security for the Participant's faithful performance of this Award Agreement, the Participant agrees that, immediately upon the issue of Shares, the stock certificate(s) evidencing the Shares shall be delivered to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is appointed by the Administrator to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Award Agreement. The Participant and the Company agree that the Escrow Holder will not be liable to any party to this Award Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Award Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Award Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon written consent of the Administrator.
10.
General Provisions.
10.1.
Notices. Any notice required under this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or two (2) Business Days after its deposit, prepaid, via any international express courier (with delivery confirmation requested) to the addresses as set forth below (or to such other address as the Company or the Participant may designate to the other party by fifteen (15) days’ advance written notice).

If to the Company:

Address: 19121 Marketplace Avenue, Building 2-Suite 2-145, Kyle, TX 78640
Attention: Aatish V. Patel and Joel Adalberto Gallo
Tel: [***] and [***]

If to the Participant:

Address:
Attention:
Tel:

10.2.
Successors and Assigns. Except as otherwise provided in this Award Agreement, the Participant shall not assign any of Participant’s rights hereunder without the prior written consent of the Company; and the Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the Company.
10.3.
Governing Law. This Award Agreement shall be governed by and construed in accordance with the Laws of Hong Kong without regard to conflicts of laws thereof.
10.4.
Severability. If any provision of this Award Agreement is rendered invalid, illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
10.5.
Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive for all purposes and upon the Participant.
10.6.
Headings. The headings and index are for reference only and shall not affect the interpretation of any provisions of this Award Agreement.
10.7.
Additional Instruments. It is agreed that additional instruments may be executed and further action may be taken to carry out the purposes and intent of this Award Agreement.
10.8.
Entire Agreement. The Plan, this Award Agreement, additional instruments executed pursuant to Section 10.7 (if any), together with all their exhibits, constitute the entire agreement and understanding of the Company and the Participant with respect to the subject matters of this Award Agreement, and supersede all prior understandings and agreements, whether oral or written, between the Company and the Participant with respect to the specific subject matters hereof.

10.9.
Counterparts. This Award Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which is an original but, together, they constitute one and the same agreement.
10.10.
Clawback. Notwithstanding anything to the contrary, to the extent allowed under Applicable Laws, unless otherwise determined by the Administrator, this Award and all Awards granted to Participant under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy (“Clawback Policy”) as may be established and/or implemented by the Company from time to time. Participant’s continued employment following the implementation of any such Clawback Policy shall be deemed adequate and good consideration for the enforcement of any such Clawback Policy. The implementation of any Clawback Policy or any recovery of compensation pursuant the terms thereunder will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.” If the Participant’s continued employment with the Company or a Group Member is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under this Award Agreement or any Award under the Plan (including this Award) will likewise be suspended during the period of investigation.
11.
No Retention Rights. The Plan shall not form part of any contract of employment or service between the Company or the relevant Group Member and any Participant, and the Participant’s rights and obligations under the terms of the Participant’s office, employment or service contract shall not be affected by the participation in the Plan. Neither the Plan nor the Award shall confer upon any Participant any right to continue his or her relationship with the Company or the relevant Group Member, nor shall it in any way interfere with or limit the right of the Participant or the Company or the relevant Group Member to terminate such relationship at any time for any reason.
12.
Deemed Acceptance. By accepting the Award under the Plan, each Participant shall be conclusively deemed to have indicated the Participant’s acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Group Members, the Board or the Administrator, as the case may be.
13.
Independent Tax Advice. The Participant should obtain advice from an appropriate independent professional adviser with respect to the tax implications of participation in the Plan, the grant and vesting of the Award and the distribution to the Participant or any other disposition of the Award or Shares acquired pursuant to the Award. The Participant understands and agrees that the Company has no obligation to provide any tax advice.
14.
Personal Data Authorization. The Participant consents to the collection, use and transfer of personal data as described herein. The Participant understands and acknowledges that the Company and the Group Members hold certain personal information regarding the Participant for the purpose of administering the Plan, including but not limited to the Participant’s name, contact address, telephone number, date of birth, national insurance number, salary, nationality, job title, any Shares held in the Company and details of all Award granted, canceled, vested, unvested or outstanding (the “Data”). The Participant further understands and acknowledges that the Company and the Group Members will transfer Data among themselves as necessary or required for the purpose of administration of the Plan and each may further transfer Data to any third party assisting in the administration of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the People’s Republic of China or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Plan.

15.
Dispute Resolution. Reasonable efforts shall be made to resolve any disputes arising out of or relating to this Award Agreement through consultation. In the event that a dispute arising hereunder cannot be resolved within thirty (30) days of commencing such consultation, such dispute (including any dispute, controversy, difference or claim arising out of or relating to this Award Agreement) shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Center (“HKIAC”) under the HKIAC Administered Arbitration Rules (the “HKIAC Rules”) in force when the notice of arbitration is submitted. The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three (3), appointed in accordance with the HKIAC Rules. The language of arbitration shall be English. Any award rendered by the arbitral tribunal may be enforced by any court having jurisdiction over the parties or over the parties’ assets wherever the same may be located. Nothing in this Section 15shall be construed as preventing any party from seeking conservatory or interim relief (including injunction, specific performance or other similar or comparable forms of equitable relief) from any court of competent jurisdiction pending final determination of the dispute by the arbitral tribunal.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized representative and the Participant has reviewed, agreed and consented to the provisions herein and executed this Award Agreement as of the Date of Grant.

COMPANY: XCHG LIMITED

By:

_________________________________

Name:

Position:

Participant

_________________________________

Name:

EXHIBIT B

FORM OF RSU AWARD AGREEMENT -- IMMEDIATE VESTING

XCHG LIMITED

2026 SHARE INCENTIVE PLAN

Award Agreement

This Award Agreement is made and entered into as of the Date of Grant set forth below by and between XCHG LIMITED (the “Company”) and the selected Participant named below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2026 Share Incentive Plan (the “Plan”), as amended from time to time.

Grant Number: ________________________________________

Date of Grant: ________________________________________

Participant: ________________________________________

Address: ________________________________________

Total Number of RSUs: ________________________________________

1.
Grant of Award. The Company hereby grants to the Participant that number of RSUs set forth above (the “Award”). The grant of the Award and the obligations of the Company and the Participant under this Award Agreement shall be subject to the due execution of this Award Agreement. Each RSU subject to the Award confers the Participant a conditional right upon vesting of the Award to obtain either one Share or the equivalent value of one Share in cash as determined by the Administrator in accordance with the Plan, subject to the terms and conditions of the Plan and this Award Agreement. For clarity, as used in this Agreement, the term “Share” means an ordinary share in the capital of the Company, or the equivalent number of ADSs equal to an ordinary share, as determined by the Administrator. For purposes of the Plan and this Award Agreement, to the extent the Administrator determines to satisfy this Award in ADSs in lieu of Shares, then references to Shares shall be read as including such ADSs.
2.
Vesting Schedule. Subject to the provisions of the Plan and this Award Agreement, the Award shall be vested immediately upon the Date of Grant.
3.
Termination.
3.1.
Termination for Cause. Subject to Applicable Laws, if the Participant’s employment with the Company or the relevant Group Member terminates for Cause, (a) all unvested Awards and vested Awards that are not yet settled shall be cancelled as of the date of such termination as determined by the Administrator in its sole and absolute discretion; (b) all Shares acquired pursuant to the Award by the Participant shall be subject to a right of repurchase by the Company at any time and from time to time for the original consideration paid for the Shares, or in the event no payment was made, then the Shares will be forfeited and cancelled without payment; and (c) all cash, proceeds, gains or other economic benefit actually or constructively received by the Participant upon the vesting of the Award or upon the receipt or resale of Shares acquired pursuant to the Award shall be repaid to the Company.
3.2.
Termination other than for Cause. If the Participant’s employment with the Company or the relevant Group Member terminates for any reason other than for Cause (including by reason of resignation, retirement, death, disability or non-renewal of the employment or service contract upon its expiration for any reason other than for Cause), the Administrator shall determine in its sole and absolute discretion and then notify the Participant whether the unvested Award granted to the Participant could vest and the period within which such Awards shall vest. If the Administrator determines that such Awards shall not vest, such unvested Awards shall be cancelled as of the date of such termination.
3.3.
Decision on the Termination. The Administrator shall have the right to determine what constitutes Cause, whether the Participant’s employment has been terminated for Cause and the effective date of such termination for the purpose of the Plan, and such determination by the Administrator shall be final, binding and conclusive.
4.
Vesting Procedures.
4.1.
Upon fulfillment or waiver (by the Administrator in its sole and absolute discretion) of the vesting period and vesting conditions (if any) applicable to the Award, a vesting notice will be sent to the Participant by the Administrator, confirming (i) the extent to which the vesting period and vesting conditions have been fulfilled or waived; (ii) the number of Shares subject to the vested Award; and (iii) whether the Participant will receive Shares.
4.2.
The Participant may be required to execute certain documents set forth in the vesting notice that the Administrator deems necessary (which may include a certification that he or she has complied with all the terms and conditions set forth in the Plan and this Award Agreement). In the event that the Participant fails to execute the required documents within thirty (30) days after receiving the vesting notice, the vested Award will lapse unless otherwise determined by the Administrator.
4.3.
Subject to the execution of documents by the Participant as set forth above and the compliance requirements set forth in Section 9 of the Plan and Section 8 of this Award Agreement, the Award which have vested shall be satisfied in the Administrator’s sole and absolute discretion within a reasonable period from the vesting date of such Award, either by:
(a)
transferring or procuring the transfer of the Shares underlying the Award to the Participant or Participant’s wholly owned entity or the trust established for the benefit of the Participant; or
(b)
paying or procuring the payment to the Participant in cash an amount equal to the value of the Shares underlying the Award by making on-market sales of such Shares on the vesting date of such Award or such other date as the Administrator deems appropriate.
5.
Tax. No Shares shall be delivered, and no payment to the Participant shall be made under the Plan until the Participant has made arrangements acceptable to the Administrator for the satisfaction of any income, employment, social welfare or other tax withholding obligations or any levies, stamp duties, charges or taxes required or permitted to be withheld or otherwise payable under Applicable Laws and any other costs and expenses in connection with the grant, vesting of Award, the issuance and delivery of the Shares and/or the payment (“Tax Liabilities”). The Company or the relevant Group Member shall have the authority and the right to deduct or withhold, or require the Participant to remit to the Company or the relevant Group Member, an amount sufficient to satisfy the Tax Liabilities. The Administrator may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow the Participant to elect to have the Company withhold Shares otherwise issuable under the Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date such Shares are vested, withheld or repurchased, or such other date as the Administrator deems appropriate or as required under Applicable Laws, equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such taxable income. All elections by the Participant to have Shares withheld for this purpose (as approved by the Administrator) shall be made in such form and under such conditions as the Administrator deems necessary or advisable.
6.
Non-Transferability. Unless otherwise determined by the Administrator and so provided in this Award Agreement, the Award and any interest therein may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or the laws of descent and distribution, or pursuant to domestic relations order, and shall not be subject to execution, attachment or similar process. In the event that the Administrator in its sole and absolute discretion makes the Award transferable, the transferability shall be subject to all requirements under the Applicable Laws.

7.
Right as a Shareholder. The Participant shall not have any rights as a shareholder (including but not limited to the right to vote or receive dividends) with respect to Shares underlying the Award until the Participant actually acquire such Shares. The Administrator shall have the sole and absolute discretion to determine whether or not the Participant shall have any rights to any cash or non-cash income, dividends or distributions and/or the sale proceeds of non-cash and non-script distribution from Shares underlying the Award prior to the vesting.
8.
Compliance.
8.1.
Legal Compliance. Notwithstanding any other provisions of the Plan,
(a)
the Participant’s participation in the Plan, the grant and vesting of the Award, the transfer of Shares and the payment to the Participant shall be subject to all Applicable Laws, and any other applicable laws, regulations, rules and requirements, and the Participant shall be responsible for obtaining any governmental or other official consent or approval and going through any other governmental or official procedures that may be required by any country or jurisdiction in these regards (including but not limited to the relevant registration or other requirements by State Administration of Foreign Exchange of the People’s Republic of China). The Company or the relevant Group Member may coordinate or assist the Participant in complying with such applicable requirements and in taking any other actions as may be required by any applicable laws, regulations and rules. However, neither the Company nor the relevant Group Member shall be held liable for any failure by the Participant to obtain any such consent or approval or be responsible for any tax or other liabilities to which the Participant may become subject as a result of participation in the Plan, the grant and vesting of Award or the distribution to the Participant; and
(b)
the Company shall not be required to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Award, and nor shall it have any liability for failure to issue or deliver any Shares under the Plan or to pay cash to satisfy the vested Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of Shares and/or the payment of cash comply with all Applicable Laws, and any other laws, regulations, rules and requirements applicable to Shares. The Administrator may place legends on any share certificate to make appropriate reference to the restrictions applicable to the Shares as may be required by any such laws, regulations, rules or requirements or as deemed necessary or advisable by the Administrator. In addition to the terms and conditions provided herein, the Board may request that the Participant provide reasonable assurances, covenants, agreements, and representations as the Board deems necessary or advisable to comply with any such laws, regulations, rules or requirements.
8.2.
Section 409A. To the extent applicable, this Award Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date of the Plan. Notwithstanding any provision of the Plan or this Award Agreement to the contrary, in the event that the Administrator determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and this Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Administrator may use reasonable efforts to implement this Section 8.2, but in no event shall the Company or the Administrator be liable to the Participant with respect to this Section 8.2.

9.
Escrow. As security for the Participant's faithful performance of this Award Agreement, the Participant agrees that, immediately upon the issue of Shares, the stock certificate(s) evidencing the Shares shall be delivered to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is appointed by the Administrator to hold such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Award Agreement. The Participant and the Company agree that the Escrow Holder will not be liable to any party to this Award Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Award Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Award Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon written consent of the Administrator.
10.
General Provisions.
10.1.
Notices. Any notice required under this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or two (2) Business Days after its deposit, prepaid, via any international express courier (with delivery confirmation requested) to the addresses as set forth below (or to such other address as the Company or the Participant may designate to the other party by fifteen (15) days’ advance written notice).

If to the Company:

Address: 19121 Marketplace Avenue, Building 2-Suite 2-145, Kyle, TX 78640
Attention: Aatish V. Patel and Joel Adalberto Gallo
Tel: [***] and [***]

If to the Participant:

Address:
Attention:
Tel:

10.2.
Successors and Assigns. Except as otherwise provided in this Award Agreement, the Participant shall not assign any of Participant’s rights hereunder without the prior written consent of the Company; and the Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assignees of the Company.
10.3.
Governing Law. This Award Agreement shall be governed by and construed in accordance with the Laws of Hong Kong without regard to conflicts of laws thereof.
10.4.
Severability. If any provision of this Award Agreement is rendered invalid, illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
10.5.
Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive for all purposes and upon the Participant.
10.6.
Headings. The headings and index are for reference only and shall not affect the interpretation of any provisions of this Award Agreement.
10.7.
Additional Instruments. It is agreed that additional instruments may be executed and further action may be taken to carry out the purposes and intent of this Award Agreement.
10.8.
Entire Agreement. The Plan, this Award Agreement, additional instruments executed pursuant to Section 10.7 (if any), together with all their exhibits, constitute the entire agreement and understanding of the Company and the Participant with respect to the subject matters of this Award Agreement, and supersede all prior understandings and agreements, whether oral or written, between the Company and the Participant with respect to the specific subject matters hereof.
10.9.
Counterparts. This Award Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which is an original but, together, they constitute one and the same agreement.
10.10.
Clawback. Notwithstanding anything to the contrary, to the extent allowed under Applicable Laws, unless otherwise determined by the Administrator, this Award and all Awards granted to Participant under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy (“Clawback Policy”) as may be established and/or implemented by the Company from time to time. Participant’s continued employment following the implementation of any such Clawback Policy shall be deemed adequate and good consideration for the enforcement of any such Clawback Policy. The implementation of any Clawback Policy or any recovery of compensation pursuant the terms thereunder will not be deemed a triggering event for purposes of any definition of “good reason” for resignation or “constructive termination.” If the Participant’s continued employment with the Company or a Group Member is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under this Award Agreement or any Award under the Plan (including this Award) will likewise be suspended during the period of investigation.
11.
No Retention Rights. The Plan shall not form part of any contract of employment or service between the Company or the relevant Group Member and any Participant, and the Participant’s rights and obligations under the terms of the Participant’s office, employment or service contract shall not be affected by the participation in the Plan. Neither the Plan nor the Award shall confer upon any Participant any right to continue his or her relationship with the Company or the relevant Group Member, nor shall it in any way interfere with or limit the right of the Participant or the Company or the relevant Group Member to terminate such relationship at any time for any reason.
12.
Deemed Acceptance. By accepting the Award under the Plan, each Participant shall be conclusively deemed to have indicated the Participant’s acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Group Members, the Board or the Administrator, as the case may be.
13.
Independent Tax Advice. The Participant should obtain advice from an appropriate independent professional adviser with respect to the tax implications of participation in the Plan, the grant and vesting of the Award and the distribution to the Participant or any other disposition of the Award or Shares acquired pursuant to the Award. The Participant understands and agrees that the Company has no obligation to provide any tax advice.
14.
Personal Data Authorization. The Participant consents to the collection, use and transfer of personal data as described herein. The Participant understands and acknowledges that the Company and the Group Members hold certain personal information regarding the Participant for the purpose of administering the Plan, including but not limited to the Participant’s name, contact address, telephone number, date of birth, national insurance number, salary, nationality, job title, any Shares held in the Company and details of all Award granted, canceled, vested, unvested or outstanding (the “Data”). The Participant further understands and acknowledges that the Company and the Group Members will transfer Data among themselves as necessary or required for the purpose of administration of the Plan and each may further transfer Data to any third party assisting in the administration of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the People’s Republic of China or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Plan.

15.
Dispute Resolution. Reasonable efforts shall be made to resolve any disputes arising out of or relating to this Award Agreement through consultation. In the event that a dispute arising hereunder cannot be resolved within thirty (30) days of commencing such consultation, such dispute (including any dispute, controversy, difference or claim arising out of or relating to this Award Agreement) shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Center (“HKIAC”) under the HKIAC Administered Arbitration Rules (the “HKIAC Rules”) in force when the notice of arbitration is submitted. The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three (3), appointed in accordance with the HKIAC Rules. The language of arbitration shall be English. Any award rendered by the arbitral tribunal may be enforced by any court having jurisdiction over the parties or over the parties’ assets wherever the same may be located. Nothing in this Section 15shall be construed as preventing any party from seeking conservatory or interim relief (including injunction, specific performance or other similar or comparable forms of equitable relief) from any court of competent jurisdiction pending final determination of the dispute by the arbitral tribunal.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized representative and the Participant has reviewed, agreed and consented to the provisions herein and executed this Award Agreement as of the Date of Grant.

COMPANY: XCHG LIMITED

By:

_________________________________

Name:

Position:

Participant

_________________________________

Name: